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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 17, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


         Oklahoma                        1-2572                   73-1520922
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                        100 West Fifth Street, Tulsa, OK
                    (Address of principal executive offices)

                                     74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 1.  Not Applicable.

Item 5.  Other Events.

     On August 17, 1999, ONEOK, Inc. (the "Company") consummated an underwritten public offering of $300,000,000 aggregate principal amount of the Company's 7 3/4% Notes Due August 15, 2006. The Offering was made pursuant to a Prospectus Supplement dated August 12, 1999 that supplements the Company's Prospectus dated August 12, 1999 and that relates to the Company's Registration Statement on Form S-3 (SEC File No. 333-76375).

     Additional information with respect to the Offering described herein is set forth in the exhibits hereto.

Item 6.  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.      Description

   (1)(a)        Underwriting Agreement.

   (1)(b)        Price Determination Agreement.

    (4)          Fifth Supplemental Indenture.

    (99) Incorporated by Reference - Southwest Gas Corporation Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (Commision File No. 1-07850).

Item 8.  Not Applicable.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 17th day of August, 1999.

                                    ONEOK, Inc.



                                    By: /s/ J.A. Gaberino, Jr.
                                        ________________________________________
                                        Senior Vice President and
                                        General Counsel

                                       3
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                                 EXHIBIT INDEX


Exhibit No.      Description

   (1)(a)        Underwriting Agreement.

   (1)(b)        Price Determination Agreement.

    (4)          Fifth Supplemental Indenture.

   (99) Incorporated by Reference - Southwest Gas Corporation Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (Commission File No. 1-07850).